TRANSAMERICA PARTNERS FUNDS GROUP

Transamerica Partners Balanced

Transamerica Partners Government Money Market

TRANSAMERICA PARTNERS FUNDS GROUP II

Transamerica Partners Institutional Government Money Market

Supplement to the Currently Effective Prospectuses and Summary Prospectuses

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The following supplements the Prospectus and Summary Prospectus for each fund listed above:

The fund’s Board of Trustees has approved a reorganization pursuant to which the fund’s assets will be acquired, and its liabilities will be assumed, by the corresponding series of Transamerica Funds (the “Destination Fund”), listed opposite the fund in the table below, in exchange for shares of the Destination Fund. The fund will then be liquidated, and shares of the Destination Fund will be distributed to fund shareholders.

Under the reorganization, fund shareholders will receive shares of the Destination Fund with the same aggregate net asset value as the shares of the fund. It is anticipated that no gain or loss for Federal income tax purposes will be recognized by fund shareholders as a result of the reorganization.

Subject to the satisfaction of certain closing conditions, the fund will reorganize with and into the Destination Fund effective on or about the closing date indicated in the table below.

Fund	Destination Fund	Closing Date
Transamerica Partners Balanced	Transamerica Balanced II (Class R)	September 15, 2017

Transamerica Partners Government Money Market	Transamerica Government Money Market (Class R2)	October 13, 2017

Transamerica Partners Institutional Government Money Market	Transamerica Government Money Market (Class R4)	October 13, 2017

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Investors Should Retain this Supplement for Future Reference

August 10, 2017